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                                                                  Exhibit 99.4

==============================================================================

                                [Solutia logo]



                               OPENING REMARKS



                                MARCH 29, 2007


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                                                                [Solutia logo]


WE DEFINED A FOUR PART REORGANIZATION STRATEGY....
==============================================================================


* MANAGE THE BUSINESS TO ENHANCE PERFORMANCE INCLUDING THE USE OF THE TOOLS OF BANKRUPTCY

*   MAKE CHANGES TO THE ASSET PORTFOLIO

*   ACHIEVE A REALLOCATION OF THE LEGACY LIABILITIES

*   ESTABLISH A COMPETITIVE BALANCE SHEET



                                                                             1

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                                                                [Solutia logo]

....SUCCESSFUL IMPLEMENTATION OF WHICH HAS DRAMATICALLY CHANGED OUR PORTFOLIO,
IMPROVED COST AND ADDRESSED SIGNIFICANT AREAS OF RISK
==============================================================================

* Company culture evolving to realistic and informed decision making with a strong bias for action

*   Strategic reviews undertaken of all significant businesses

*   Dramatically reduced cost structure
    *   Plant cost reduction
    *   Benefits reduced
    *   Implemented Forsberg
    *   Pension frozen
    * Leaner organization structure, controlled spending, headcount reductions
    *   Rejected unfavorable contracts

*   Exited or sold chronically unprofitable/non-strategic businesses
    *   Acrylic Fiber
    *   Tire Fiber
    *   Chlorobenzenes
    *   Pharmaceutical Services Division, Axio Research
    *   Astaris JV
    *   Dequest

*   Strategic investments in our businesses
    *   China, Ghent TEL, Puebla
    *   Nylon CP conversions
    *   Flexsys acquisition


---------------------------------------------------------------
                      RISK AREAS ADDRESSED
---------------------------------------------------------------

                            SIGNIFICANTLY           ELIMINATED/
                              IMPROVED                FROZEN

-----------------
  LEGACY (TORT)                /   /                   / X /
    LITIGATION
-----------------

-----------------
      LEGACY                   / X /                   / X /
  ENVIRONMENTAL
-----------------

-----------------
 POST EMPLOYMENT               / X /                   /   /
 BENEFITS (OPEB)
-----------------

-----------------
     PENSION                   /   /                   / X /
-----------------

-----------------
 LABOR RELATIONS               / X /                   /   /
-----------------

-----------------
 EXPOSURE TO RAW               / X /                   /   /
    MATERIALS
-----------------

-----------------
      VOLUME                   / X /                   /   /
   UNCERTAINTY
-----------------

-----------------
  COST STRUCTURE               / X /                   /   /
-----------------



                                                                             2

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                                                                [Solutia logo]

THESE ACTIONS HAVE ENABLED US TO ESTABLISH EARNINGS CONSISTENCY AND GROWTH WHICH WILL CONTINUE AS EXECUTE ON OUR STRATEGIES
==============================================================================

------------------------------------------------------------------------------
                           EBITDAR $MM (2003-2008)
------------------------------------------------------------------------------

                                   [graph]


                   2003      2004      2005      2006F      2007      2008
EBITDAR            125       147       226       262        361       440
EBITDAR MARGIN     5.2%      5.6%      8.2%      9.0%       10.6%     12.0%



                                                                             3

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                                                                [Solutia logo]

BUSINESS PLAN UPDATE
DRAFT EMERGENCE PLAN ($M)
==============================================================================

                                                                          --------------------------------------------------
                                                                           2007       2008       2009       2010       2011
                                                                          --------------------------------------------------
EBITDAR - BUDGET                                                            $334       $380       $435       $470       $503

  Flexsys Acquisition
    Plus: Flexsys EBITDAR                                                     54         87         94        112        105
    Less: Budgeted Equity Income                                             (18)       (27)       (27)       (27)       (27)
    Plus: Estimated Synergies                                                  2          8          8          8          8
  Impact of Dequest Divestiture                                               (5)        (7)        (7)        (8)        (8)
  Emergence Timing                                                            (6)         0          0          0          0

EBITDAR - EMERGENCE PLAN                                                    $361       $440       $505       $555       $582



NET DEBT - BUDGET                                                         $1,226     $1,132     $1,042       $906       $673

  Flexsys Acquisition Payment                                                270          0          0          0          0
  Flexsys cash, net (post acquisition)                                        (3)       (45)       (46)       (29)       (53)
  Delay in emergence                                                          55          0          0          0          0
  Dequest Divestiture                                                        (57)         6          4          6          6
  Change in cash interest due to portfolio changes & emergence timing          7          4          3          3          1
  Other                                                                        7          5          3        (12)        (5)
  Cumulative effect of prior year differences                                  0        279        249        213        181

NET DEBT - EMERGENCE PLAN                                                 $1,505     $1,381     $1,255     $1,087       $803



                                                                             4

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                                                                [Solutia logo]

BUSINESS PLAN UPDATE
SUMMARY RISK ANALYSIS
==============================================================================
BUSINESS RISKS BY DIVISION

*   INTEGRATED NYLON

    *   MONSANTO REDUCTION IN HCN VOLUMES AT THE BAYOU

    *   VOLUME SHORTFALLS IN CARPET AND NYLON PLASTICS AND POLYMERS

*   PPD

    *   SLOWDOWN IN AUTOMOTIVE SECTOR, IMPACTING SAFLEX PRICING AND VOLUMES

    *   THERMINOL & SKYDROL - NO SIGNIFICANT RISKS AT THIS TIME

*   CPFILMS

    *   SLOW DOWN IN DOMESTIC DEMAND AND CORRESPONDING PROFESSIONAL FILM
        VOLUME

*   FLEXSYS

    *   NO ADJUSTMENTS MADE TO THE FLEXSYS MANAGEMENT FOP PROJECTIONS

    *   POSSIBLE UPSIDE POTENTIAL, TO BE QUANTIFIED IN UPCOMING MONTHS



                                                                             5


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Reconciliation of Non-GAAP Financial Measures to GAAP Measures of Performance

Summary of Events Affecting Comparability

         Management believes that measures of income excluding non-recurring, non-operational items are meaningful because they provide insight with respect to ongoing operating results of the Company. Such measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. Reconciliations of non-GAAP measures to GAAP are detailed below for the fiscal years of 2006, 2005, 2004 and 2003.

         The below tables include the identification of non-recurring, non-operational items which have been excluded from the income statement used by management for internal evaluation purposes. EBITDAR, which is earnings before interest, taxes, depreciation, amortization and reorganization items, is a non-GAAP measure that is a typical financial measure for Companies during the restructuring process. Management uses this measure as a way to identify operating results of the Company had it not been in the reorganization process during the time period being reported upon.

            INCREASE/(DECREASE)               2006       2005        2004         2003
            -------------------               ----       ----        ----         ----
IMPACT ON:

Cost of goods sold........................    $  1       $  1       $  18        $  29 (a)
                                                --          9          26           26 (d)
                                                --         --           8           -- (e)
                                                --         --           1           -- (f)
                                                 9         --          --           -- (r)
                                               (20)        --          --           -- (s)
                                                --         --          --           27 (g)
                                                --         --          --           99 (h)
                                                --         --          --           20 (i)
                                              ----------------------------------------
Total cost of goods sold..................     (10)        10          53          201
Marketing.................................       2         --          --            2 (a)
                                                --          1           2            2 (d)
Administrative............................       1         --           -            6 (a)
                                                --          2           4            4 (d)
                                                --         --          --           22 (j)
Technological.............................      --         --          --            6 (a)
                                                --          1           3            3 (d)
Impairment of Intangible Assets...........      --         --          --            3 (k)
                                              ----------------------------------------
Operating Income (Loss) Impact............       7        (14)        (62)        (249)
Equity earnings (loss) from affiliates....      (4)        52         (49)        (134)(l)
Loss on debt Modification.................      --         --         (15)          -- (m)
                                                (8)        --          --           -- (t)
Other Income..............................      --         --          --            4 (n)
                                              ----------------------------------------
EBITDAR Impact............................      (5)        38        (126)        (379)
Interest Expense..........................      --         --          --          (14)(o)
                                                --         --         (25)          -- (c)
                                                (1)        --          --           -- (u)
                                                (3)        --          --           -- (v)
Reorganization Items, net.................     (13)         5         (22)          -- (p)
                                                --         --          --           22 (j)
                                              ----------------------------------------
Pre-tax Income Statement Impact...........     (22)        43        (173)        (371)
Income tax expense (benefit) impact.......      (5)        --          (6)         430 (q)
                                              ----------------------------------------
After-tax Income Statement Impact.........     (17)        43        (167)        (801)
Income (Loss) from Discontinued
  Operations, net of tax..................      58          4         (32)         (82)(b)
Cumulative Effect of Change in
  Accounting Principle, net of tax........      --         (3)         --           (5)(w)
                                              ----------------------------------------
Net Income (Loss) Impact..................    $ 41       $ 44       $(199)       $(888)

--------------------------------------------------------------------------------------------

                                                                             6

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
FOOTNOTES
---------

a) Restructuring costs related principally to the closure of certain non-strategic operations including costs for decommissioning and dismantling activities, asset impairments, future costs for non-cancelable operating leases and severance and retraining costs.

b) Discontinued operations for the pharmaceutical services and UCB businesses are excluded from continuing operations in the internal financial statements.

c) Write-off of unamortized debt issuance costs related to the retirement of the October 2003 and interim DIP credit facilities.

d) Net pension and other postretirement benefit plan curtailments and settlements.

e) Losses incurred directly related to the hurricanes experienced in the U.S. in 2004 resulting in the disruption of operations and property damage at Solutia's operations in the Integrated Nylon chain located principally in the Southeastern part of the U.S., and the Performance Products location in Martinsville, Virginia. These costs included primarily asset write-offs and repairs and maintenance costs.

f)    Loss on the sale of the assets of Axio Research Corporation.

g) Charge for environmental remediation and funding for an educational trust related to the partial consent decree in Anniston, Alabama.

h) Charge related to Solutia's share of the Anniston litigation settlement and to increase certain other litigation accruals.

i) Increase to environmental reserves related to exiting the Nitro, West Virginia facility.

j) Prior to the filing for bankruptcy in December, the Company incurred significant professional services expense related to the attempted out-of-court restructuring initiative. The amount had been re-classed from administrative expense to reorganization items, net in the internal financial statements.

k) Write-down of non-deductible goodwill in accordance with SFAS No. 142 for Axio Research Corporation within the Performance Products segment.

l) Net one-time gains (losses) related to Solutia's Flexsys and Siratsa (fka Astaris) joint ventures, in each of which Solutia has a fifty percent interest.

m)    Loss due to the modification of Solutia's Euronotes in January 2004.

n) Recovery of certain receivables, established prior to 1997, which had previously been written off.

o) Write-off of unamortized debt issuance cost related to retired credit facilities.

p) Includes expenses related to asset write-offs associated with contract rejections and terminations, employee severance costs, adjustments to record certain pre-petition claims at estimated amounts of the allowed claims and differences between the settlement amount of certain pre-petition obligations and the corresponding amounts previously recorded. Only professional fees for services provided by debtor and creditor professionals directly related to Solutia's reorganization proceedings and costs associated with a retention plan for certain Solutia employees are included in reorganization items, net in the internal financial statements.

q) With the exception of those items that relate to ex-U.S. operations, the above items are considered to have like pre-tax and after-tax impact as the tax benefit or expense realized from these events is offset by the change in valuation allowance for U.S. deferred tax assets resulting from uncertainty as to their recovery due to Solutia's Chapter 11 bankruptcy filing.

r) Environmental charge precipitated by the notification by a third-party of its intent to terminate a tolling agreement at one of Solutia's facilities outside the U.S. that will likely result in the cessation of operations at the site.

s) Gain resulting from the reversal of a litigation reserve with respect to a litigation matter that was decided favorably during 2006.

t) Write-off of debt issuance costs and to record the DIP credit facility as modified at its fair value.

u) Write off of unamortized debt issuance costs associated with the DIP credit facility at time of modification.

v) Solutia refinanced its Euronotes and recorded early extinguishment costs at the time of refinancing.

w) Cumulative effect of change in accounting principle is excluded from continuing operations in the internal financial statements.

                                                                             7